Exhibit 99.1

Investor Presentation November 2011

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2010, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Non-GAAP Measures Distributable Cash Flow, Adjusted EBITDA , and Net Operating Margin are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Net Operating Margin is income (loss) from operations. In general, we define Distributable Cash Flow as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) amortization of deferred financing costs; (iii) loss on redemption of debt net of current tax benefit; (iv) non-cash (earnings) loss from unconsolidated affiliates; (v) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (vi) non-cash compensation expense; (vii) non-cash derivative activity; (viii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (ix) provision for deferred income taxes; (x) cash adjustments for non-controlling interest in consolidated subsidiaries; (xi) revenue deferral adjustment; (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xiii) maintenance capital expenditures. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) loss on redemption of debt; (v) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (vi) non-cash derivative activity; (vii) non-cash compensation expense; (viii) provision for income taxes; (ix) adjustments for cash flow from unconsolidated affiliates; (x) adjustment related to non-wholly owned subsidiaries; and (xi) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. We define Net Operating Margin as revenue, excluding any derivative activity and adjusted for the non-cash impact of revenue deferrals related to certain agreements, less purchased product costs, excluding any derivative activity. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Net Operating Margin is a financial performance measure used by management and investors to evaluate the underlying baseline operating performance of our contractual arrangements. Management also uses Net Operating Margin to evaluate the Partnership’s financial performance for purposes of planning and forecasting. Please see the Appendix for reconciliations of Distributable Cash Flow , Adjusted EBITDA, and Net Operating Margin to the most directly comparable GAAP measure. 3

MarkWest Key Investment Considerations

High-Quality, Diversified Assets

- Leading presence in five core natural gas producing regions of the U.S.
- Key long-term contracts with high-quality producers to develop the Marcellus Shale, Huron/Berea Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation

Proven Track Record of Growth and Customer Satisfaction

- No incentive distribution rights, which drives a lower cost of capital
- Distributions have increased by 192% (12% CAGR) since IPO
- ~$2.8 billion in organic growth and expansion projects and 12 acquisitions totaling ~$1.1 billion since IPO
- Proven ability to expand organizational capabilities
- Since 2006, MarkWest has ranked #1 or #2 in EnergyPoint customer satisfaction survey

Substantial Growth Opportunities

- 2011 growth capital forecast of $675 million to $700 million
- 2012 growth capital forecast of $600 million to $700 million
- Growth projects are well diversified across the asset base and increase percentage of fee-based net operating margin
- Long-term organic growth opportunities focused on resource plays

Strong Financial Profile

- Committed to maintaining strong financial profile
  - Debt to book capitalization of 44%
  - Debt to Adjusted EBITDA of 3.2x
  - Adjusted EBITDA to Interest Expense of 4.3x
  - Established relationships with joint venture partners, which provides capital flexibility

MARKWEST ENERGY PARTNERS, L.P. 4

Geographic Footprint



Utica Shale
Corporate Office
Marcellus Shale
Woodford Shale
Granite Wash Formation
Haynesville Shale
Huron/Berea Shale

▲ SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 655 MMcf/d processing capacity
- Arkoma Connector Pipeline JV

● NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 285,000 barrel propane storage
- NGL marketing by truck, rail, & barge
- Infrastructure under construction
- Langley processing expansion
- Complete Ranger NGL pipeline

⬢ LIBERTY
- Marcellus Shale
- JV with The Energy & Minerals Group
- 325 MMcf/d gathering capacity
- 625 MMcf/d cryogenic processing
- 60,000 Bbl/d C3+ fractionator
- Infrastructure under construction
  - 520 MMcf/d processing capacity
  - 75,000 Bbl/d de-ethanization
  - 50,000 Bbl/d Mariner West project

■ GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P. 5

Growth Driven by Customer Satisfaction 6 Since 2006, MarkWest has Ranked #1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

7 Shale Plays Are Driving Natural Gas Supply

MarkWest’s Commitment to Resource Plays 8 Net capital investments in emerging resource plays since 2006 ...... ..... are driving strong, long-term volume growth. Emerging Resource Plays Base Production (Conventional / Tight Sand)

9 Source: Credit Suisse Resource Play Economics

Long-term Appalachian History 10 MarkWest is the largest gas processor and fractionator in the Appalachian Basin MarkWest operates five gas processing plants with total capacity of approximately 505 MMcf/d, including recently acquired Langley complex NGLs are transported to Siloam for fractionation, storage, and marketing Propane and heavier fractionation capacity of 24,000 Bbl/d On-site NGL storage capacity of approximately 285,000 barrels with access to more than 1MM barrels of additional dedicated storage Midstream infrastructure under construction Expansion of cryogenic processing capacity at Langley complex Complete Ranger NGL pipeline MarkWest has operated vertically integrated gas processing and NGL fractionation, storage, and marketing in the Northeast for more than 20 years The Northeast provides premium markets for NGLs Fractionating NGLs into purity products is critical Marketing options must include truck, rail, and pipeline Storage is essential Langley Ranger NGL Pipeline Under Construction Right of Way Fractionation Facility Processing Plant

MarkWest Liberty Overview Joint Venture with The Energy & Minerals Group Partners one of the best midstream companies with a strong financial partner that shares a common view towards the value of the Marcellus Competitive advantages Significant first-mover advantage in the prolific Marcellus Shale with key producer production commitments and acreage dedications in excess of 400,000 liquids-rich acres Critical gathering, processing, transportation, fractionation, storage, and marketing infrastructure On-site NGL storage capacity of approximately 52,000 barrels with access to more than 1MM barrels of additional dedicated storage Extensive NGL marketing experience in the Northeast Market Access Interconnected to Columbia Gas Transmission (CGT), National Fuel, TETCO, and TEPPCO Products Pipeline 50,000 Bbl/d Mariner West Project to deliver Marcellus ethane to Sarnia, Ontario markets under construction Gas gathering capacity 325 MMcf/d gathering capacity More than 200 miles of pipe and 72,000 hp of compression Cryogenic gas processing capacity 625 MMcf/d current capacity 1.15 Bcf/d by mid-2012 NGL fractionation capacity 60,000 Bbl/d C3+ fractionation capacity 75,000 Bbl/d de-ethanization facility under construction 11

Liberty Marcellus Project Schedule

MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d



PENNSYLVANIA
Houston I,II,III
Majorsville I,II
Mobley I, II
Sherwood I
WEST VIRGINIA
MARINER WEST
TEPPCO PRODUCTS PIPELINE

Houston Processing and Fractionation Complex	
Houston I, II, and III	355 MMcf/d
C3+ fractionation	60,000 Bbl/day
C3 pipeline	TEPPCO deliveries
NGL Storage	1.3MM bbls
Truck loading	8 bays
Under Construction	
Rail Loading	200 Rail Cars
De-ethanization (3Q13)	75,000 Bbl/day
Mariner West ethane pipeline (3Q13)	50,000 Bbl/day

Majorsville Processing Complex	
Majorsville I and II	270 MMcf/d
NGL Pipeline to Houston	

Mobley Processing Complex	
Under Construction	
Mobley I (2Q12)	120 MMcf/d
Mobley II (3Q12)	200 MMcf/d
NGL Pipeline to Majorsville (2Q12)	

Sherwood Processing Complex	
Under Construction	
Sherwood I (3Q12)	200 MMcf/d
NGL Pipeline to Mobley (3Q12)	

MARKWEST ENERGY PARTNERS, L.P. 12

Houston Processing and Fractionation Complex 13

Majorsville Processing Complex 14

MarkWest Liberty's Processing Complexes Support Ethane Recovery

- MarkWest Liberty has the ability to recover ethane at all of its processing plants and to transport the ethane to de-ethanization facilities via its extensive NGL gathering system
- In September, MarkWest Liberty announced the development of up to three large de-ethanizers at its Houston and Majorsville processing complexes
  - The first phase will have capacity of ~75,000 Bbl/d and will commence operation in mid-2013 to coincide with the start-up of Mariner West
  - The second phase would increase the capacity to more than 115,000 Bbl/d of ethane
  - MarkWest will also construct an ethane pipeline to transport ethane from Majorsville to Houston



(Bbls/d)
120,000
100,000
80,000
60,000
40,000
20,000
0
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
MW Liberty Must Recover Ethane
MW Liberty Total Recoverable Ethane
MW Liberty Planned Ethane Fractionation Capacity

MARKWEST ENERGY PARTNERS, L.P. 15

Marcellus Ethane – A Third-Party Viewpoint 16 Implied Ethane Production In the Marcellus Based on Processing Capacity Source: Wells Fargo

Project Mariner 17 MarkWest Houston Fractionator Mariner East Mariner West New MarkWest Liberty Pipeline Existing Sunoco Pipeline Existing Sunoco Pipeline Sarnia Pittsburgh Philadelphia

Project Mariner: A Comprehensive Ethane Solution MarkWest Liberty and Sunoco Logistics are developing efficient and scalable ethane projects that meet producers’ ethane production schedules and provide access to attractive NGL markets in North America and Europe Project Mariner requires minimal pipeline construction – a combined total of approximately 85 miles of new pipe is required to deliver ethane to the Sarnia, Gulf Coast, and European markets Project Mariner will have access to ethane storage at Sarnia and would construct ethane storage at Philadelphia and the Gulf Coast near Nederland, Texas Mariner West is scheduled to come online in mid-2013 for transportation to Sarnia, with potential future ethane deliveries to favorable European and Gulf Coast markets via Mariner East The capacity of Sunoco Logistics’ 8-inch pipeline to Philadelphia can be increased to meet increased demand 18 Sarnia Pittsburgh Gulf Coast Philadelphia

In the Heart of the Shale Opportunities 19 Siloam Langley Kenova Cobb Kermit Boldman Majorsville Houston Mobley Marcellus Shale Huron Shale Utica Shale Sherwood

Financial Overview

2011 and 2012 DCF and Capital Expenditure Forecast

2011 DCF forecast of $325 million to $345 million

2011 capital expenditure forecast of $675 million to $700 million*



Southwest
$85 to $90
Northeast
$270 to $280
Liberty
$320 to $330

* Includes the $230 million Langley/Ranger acquisition from EQT

Liberty

- Liquids-rich gas gathering system
- Houston III processing plant
- Majorsville II processing plant
- Mobley I processing plant
- Sherwood I processing plant
- Fractionation facility
- NGL pipeline
- Railyard / truck loading facility

Northeast

- Langley III processing plant
- Completion of Ranger NGL pipeline

EQT Acquisition:

- Langley processing complex
- ~28,000 horsepower of compression
- Partially constructed Ranger NGL pipeline

Southwest

- Arapaho III processing plant
- Haynesville gathering lines
- Compressor / pipeline additions
- New well connects / trunklines
- Other expansion

2012 DCF forecast of $380 million to $440 million

2012 capital expenditure forecast of $600 million to $700 million

MARKWEST ENERGY PARTNERS, L.P. 21

Capital Markets and Liquidity Update MarkWest focuses on the right timing and size of capital market activities to fund capital expenditures while consistently improving its credit metrics and maintaining a strong liquidity position In 2011, the Partnership has completed three equity offerings and three senior note offerings for combined net proceeds of $1.8 billion The proceeds were used to fund the $230 million EQT acquisition as well as the refinancing of $275 million of the 2016 senior notes and up to $334 million of the 2018 senior notes in addition to providing working capital for general partnership purposes The refinancing resulted in a significant reduction of annual interest expense and significantly extended the maturity of the Partnership’s debt Overall, the Partnership’s weighted average cost of capital has come down by more than 200 basis points in the past year, and the Partnership has funded its capital requirements well in advance of its needs 22 As of early November, MarkWest had ~$1.6 billion of liquidity to fund capital expenditures

Capital Structure ($ in millions) As of December 31, 2010 As of September 30, 2011 Cash $ 67.5 $ 159.2 Credit Facility – 145.1 8-1/2% Senior Notes due 2016 274.3 – 8-3/4% Senior Notes due 2018 499.1 333.8 6-3/4% Senior Notes due 2020 500.0 500.0 6-1/2% Senior Notes due 2021 – 499.1 Total Debt $ 1,273.4 $ 1,478.0 Total Equity $ 1,536.0 $ 1,909.1 Total Capitalization $ 2,809.4 $ 3,387.1 LTM Adjusted EBITDA (1) $ 333.1 $ 411.4 Total Debt / Capitalization 45% 44% Total Debt / LTM Adjusted EBITDA (2) 3.5x 3.2x Adjusted EBITDA / Interest Expense (2) 3.5x 4.3x Adjusted EBITDA is calculated in accordance with Credit Facility covenants; see Appendix for reconciliation of Adjusted EBITDA to net income (loss). Leverage ratio and interest coverage ratio are calculated in accordance with Credit Facility covenants. 23

Strong Distribution Growth and Unit Performance 24 * Distributions have been annualized $50.00 $0.00 $10.00 $20.00 $30.00 $40.00 Unit Price ($) 192% Distribution Growth since IPO in May 2002 (12% CAGR)

Cost of Equity Capital Source: Morgan Stanley / CapIQ as of November 1, 2011 25 0% 2% 4% 6% 8% 10% 12% 14% ETP NKA KMP GLP NS PAA EEP RGNC XTEX PNG BWP EROC NGLS TLP HEP CMLP CPNO DPM EPB TCLP SEP GEL WPZ APL SXL OKS BPL MWE CHKM EPD WES MMP Cost of Equity Capital Common Unit Yield IDR Load

Risk Management Program 26 2011 – 2014 Combined Hedge Percentage NOTE: Net Operating Margin is calculated as segment revenue less purchased product costs. Nine months ended September 30, 2011 Net Operating Margin including Hedges Nine months ended September 30, 2011 Net Operating Margin by Contract Type Fully Hedged

Keys to Success Maintain stronghold in key resource plays with high-quality assets Execute growth projects that are well diversified across the asset base Provide best-of-class midstream services for our producer customers Preserve strong financial profile Deliver superior and sustainable total returns EXECUTE, EXECUTE, EXECUTE !!! 27

Appendix 28

Reconciliation of DCF and Distribution Coverage ($ in millions) Year ended December 31, 2010 Nine months ended September 30, 2011 Net income $ 31.1 $ 168.0 Depreciation, amortization, impairment, and other non-cash operating expenses 167.7 148.7 Loss on redemption of debt, net of tax benefit 42.0 39.6 Non-cash (earnings) loss from unconsolidated affiliates (1.6) 1.3 Distributions from unconsolidated affiliates 2.5 0.3 Non-cash derivative activity 23.9 (102.7) Non-cash compensation expense 7.5 3.7 Provision for income tax – deferred (4.5) 18.3 Cash adjustment for non-controlling interest of consolidated subsidiaries (30.6) (46.3) Revenue deferral adjustment – 12.9 Other 13.1 8.4 Maintenance capital expenditures, net of joint venture partner contributions (10.0) (7.8) Distributable cash flow (DCF) $ 241.1 $ 244.4 Total distributions declared for the period $ 186.0 $ 167.8 Distribution coverage ratio (DCF / Total distributions declared) 1.30x 1.46x 29

Reconciliation of Adjusted EBITDA ($ in millions) Year ended December 31, 2009 Year ended December 31, 2010 LTM ended September 30, 2011 Net income (loss) $ (113.4) $ 31.1 $ 124.8 Non-cash compensation expense 3.9 7.5 4.8 Non-cash derivative activity 222.8 24.7 (64.0) Interest expense 1 94.6 105.2 107.7 Depreciation, amortization, impairments, and other non-cash operating expenses 144.4 167.7 193.9 Loss on redemption of debt – 46.3 89.7 Provision for income tax (42.0) 3.2 19.5 Gain on sale of unconsolidated affiliate (6.8) – – Adjustment for cash flow from unconsolidated affiliate (1.7) 1.0 1.3 Adjustment related to non-wholly owned, consolidated subsidiaries (22.6) (52.3) (64.4) Other – (1.3) (1.9) Adjusted EBITDA $ 279.2 $ 333.1 $ 411.4 (1) Includes derivative activity related to interest expense, amortization of deferred financing costs and discount, and excludes interest expense related to the Steam Methane Reformer. 30

Reconciliation of Net Operating Margin ($ in millions) Year ended December 31, 2010 Nine months ended September 30, 2011 Income from operations $ 188.5 $ 325.7 Facility expense 151.4 124.4 Derivative activity 80.4 (46.9) Revenue deferral adjustment – 12.9 Selling, general and administrative expenses 75.3 60.5 Depreciation 123.2 110.3 Amortization of intangible assets 40.8 32.6 Loss on disposal of property, plant, and equipment 3.1 4.6 Accretion of asset retirement obligations 0.2 0.9 Net operating margin $ 662.9 $ 625.0 31

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 32